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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 31, 1998


                            GENERAL AUTOMATION, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)




           Delaware                    0-5260                95-248811
           --------                    ------                ---------
 (State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation)             File Number)        Identification Number)

      17731 Mitchell North, Irvine, California                92714
      ----------------------------------------                ------
      (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (949) 250-4800


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.


        Effective as of December 31, 1998, General Automation, Inc. (the "Company") entered into a First Amendment to Loan and Security Agreement and Forbearance Agreement (the "Forbearance Agreement") with Comerica Bank-California (the "Bank"). The Forbearance Agreement amends the Loan and Security Agreement dated as of December 18, 1997, as previously modified by a Modification to Loan and Security Agreement dated as of January 8, 1998 and a Modification to Loan and Security Agreement dated as of May 28, 1998 (collectively, the "Loan Documents").

        As of December 31, 1998, the Company was indebted to the Bank in the amount of $2,200,000, plus accrued interest, attorneys' fees and costs. As of that date, the Company was in default under the Loan Documents due to (1) the Company's failure to comply with certain financial covenants contained in the Loan Documents during the period from March 31, 1998 through December 31, 1998, and (2) the Company's failure to make payments of principal and interest when due. Without waiving those events of default, pursuant to the Forbearance Agreement the Bank has agreed, subject to the performance by the Company of all of its obligations under the Forbearance Agreement, to forbear from exercising any remedies that it may have against the Company by virtue of the events of default existing as of December 31, 1998, until the earlier of (A) March 31, 1999, or (B) such date as there shall occur any further Event of Default (as defined in the Loan Documents).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        The following exhibits are filed with this Report on Form 8-K and incorporated herein by this reference:

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

        Exhibit No.                 Description
        -----------                 ------------
        10.1                        Modification to Loan and Security Agreement
                                    dated as of January 8, 1998

        10.2 Modification to Loan and Security Agreement dated as of May 28, 1998

        10.3                        First Amendment to Loan and Security
                                    Agreement and Forbearance Agreement dated as of December 31, 1998


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



February 18, 1999                   GENERAL AUTOMATION, INC.



                                    By:     /s/ Richard H. Nance
                                            -----------------------------------
                                            Richard H. Nance, Chief Financial
                                            Officer and Vice President Finance


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